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                                 BELTWAY PLAZA
                                4710 Auth Place
                          Camp Springs, Maryland 20746



                             OFFICE BUILDING LEASE



THIS AGREEMENT OF LEASE (THE "LEASE") made this 26th day of July 1996, by and between Nicowski Limited Partnership, a Maryland Partnership (hereinafter referred to as "Landlord") and Strayer College, Inc., a Maryland Corporation (hereinafter jointly and severally referred to as "Tenant").

WITNESSETH, that for and in consideration of the rentals hereinafter reserved and of the mutual covenants and agreements hereinafter set forth Landlord and Tenant do hereby mutually agree as follows:


1.       PREMISES


Landlord, for and in consideration of the covenants and agreements herein set forth, and the rent hereinafter specifically reserved, has leased and does hereby lease unto said Tenant, the space in the Building (hereinafter referred to as "Building") in which the demised Premises are located (said space being hereinafter referred to as "Premises"). The Premises are hereby specified to contain approximately Nine thousand six hundred eighty six (9,686) square feet of gross floor area, some of which will be common areas to be used in common with others. The Premises, outlined on the plan attached hereto marked Exhibit E, and made a part of this Lease, are a part of the property identified as:
Suite 200 47l0 Auth Place, Camp Springs, Maryland 20746.

2.       TERM

Subject to and upon the terms and conditions set forth herein, or in any Exhibit or Addendum hereto, this Lease shall continue in force for a term of four (4) years with a "Commencement Date" as established in Item 7, Addendum A. The first "lease year" during the term hereof shall be the period commencing on the Commencement Date and terminating on the last day of the twelfth (12th) full calendar month after the Commencement Date. Each subsequent "lease year" during the term hereof (including any extension or renewals) shall commence on the date immediately following the



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last of the preceding lease year and shall continue for a period of twelve (l2)
full calendar months, except that the last lease year during the term hereof shall terminate on the date this Lease expires, or any option hereof.

3.       RENT

(a) During on for the term hereof, commencing on the Commencement Date, Tenant covenants and agrees to pay to Landlord for the demised Premises, without previous notice or demand therefor, and without deduction, setoff or abatement, a minimum annual rent as follows: For the first year of the term, Tenant shall pay minimum annual rent in the amount of Ninety nine thousand five hundred seventy two and 04/100 DOLLARS ($99,572.04) payable in equal monthly installments, in advance of Eight thousand two hundred ninety seven and 67/100 DOLLARS ($8,297.67). Rent for the second through the 4th year of the term hereof shall be adjusted as set forth in Paragraph 4. Monthly rent installments ("Basic Monthly Rent") shall be payable on the first day of each and every calendar month during the term hereof, with the first such monthly installment to be paid at the time of execution of this Lease and applied on the Rent Commencement Date. Rent for any partial month shall be pro-rated at the rate of one-thirtieth (1/30th) of the Basic Monthly Rent per day. Tenant covenants and agrees to pay, as additional rent, a late fee equal to five percent (5%) of any rent due or Basic Monthly Rent due or other payments due under this Lease, if said payments are not paid within ten (10) days of their due date. Tenant agrees to pay a one (l) time charge of twenty thousand dollars _____ ($20,000.00) at occupancy as his share of the cost of: l. Adding one (l) light pole and replacing three (3) in rear one (l) acre lot with sufficient heads to light parking area including electric work for sprinkler system. 2. Blacktop patching of rear one (1) acre lot and slurry seal entire lot and stripe parking spaces sixty per cent (60%) full size and forty per cent (40%) compact size approximately. 3. Sprinkler with sufficient sprinkler heads for Tenant layout and core area for entire second floor of Tenant space.

(b) The minimum annual rent for the first year of the term is calculated on a basis of Ten and 28/100 DOLLARS ($10.28) per square foot of gross floor area in the demised Premises, as specified in Paragraph l hereinabove. Tenant shall pay for all Tenant improvement in said Premises.

(c) Tenant shall pay as additional rent and without notice, abatement, deduction or set-off, all sums, costs and expenses which Tenant, in any of the provisions of this Lease, or through a separate agreement relating to the demised Premises, assumes or agrees to pay, including but not limited to Tenant work, and in the event of any non-payment thereof, the Landlord shall have (in addition to all other rights and remedies) all the rights and

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remedies provided herein or by law in the case of non-payment of the Basic
Monthly Rent.

(d) All payments due to Landlord, including the Basic Monthly Rent, additional rent, payments, utilities and all other rent, reimbursements and charges due under the terms of this Lease shall be made at the offices of Nicowski Limited Partnership 4710 Auth Place Suite 120 Camp Springs, Maryland 20746 or other address of which Tenant is given written notice by Landlord. Rent checks are to be made payable to Nicowski Limited Partnership Management or such other person, firm or corporation as the Landlord may hereafter designate in writing.

4.       ADJUSTMENT OF RENT

For the second through the final year of the term hereof, the minimum annual rent as set forth in Paragraph 3(a) hereinabove, shall be adjusted annually on each anniversary of the Commencement Date for each lease year during the term hereof by the adjustments set forth in sub-paragraphs (a) and (b) in this Paragraph 4, and the result reached thereby shall be paid by the Tenant as minimum annual rent for such lease year, and as Basic Monthly Rent, in lieu of the minimum annual rent, and Basic Monthly Rent, paid in the lease year immediately prior thereto; provided, however, that the amount payable by Tenant under this Lease as minimum annual rent for each lease year shall not be less than the minimum annual rent paid in the lease year immediately prior thereto.

(a) The minimum annual rent shall be adjusted annually cumulatively for each lease year during the term hereof by multiplying the minimum annual rent for the lease year immediately prior to the lease year for which such annual adjustment is to be made by three per cent (3.0%).

(b) In addition to the minimum annual rent, additional rent shall be due for each lease year during the term hereof by Fourteen joint two eight six per cent (14.286%) which is Tenant's pro-rata share, of the amount of increase, if any, in the Landlord's operating expenses over the "Basic Cost" (as hereinafter defined). If adjusted, any adjustment shall be at the beginning of any lease year.

"Basic Cost", as the term is used herein, shall consist of all operating expenses of the Building, excluding Real Estate Taxes, and shall consist of all expenditures to maintain all facilities in the operation of the Building and such additional facilities in subsequent years as may be determined by Landlord to be necessary. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investments items or specific costs billed to and paid by specific Tenants) of


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every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the operation of the Building, including but not limited to the following:

(1) Wages and salaries of all employees engaged in operating and maintenance of security of the Building, including taxes, insurance and benefits relating thereto.

(2) All supplies and materials used in operation and maintenance or security of the Building.

(3) Cost of all utilities including surcharges for the Building, including the cost of water, sewer, power, heating, lighting, air conditioning and ventilating for the Building. Tenant shall pay for all submetered electrical charges for his Premises.

(4) Cost of all maintenance and service agreement for the Building and the equipment therein, including but not limited to, security and energy management services, window cleaning and elevator maintenance. Tenant shall pay all janitorial service for his floor.

(5) Cost of all insurance relating to the Building, including, but not limited to, the cost of casualty and liability applicable to the Building and Landlord's personal property used in connection therewith.

(6) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties).

(7) A management fee for the manager of the Building, at three per cent (3.0%) annually of gross rental income of Building shall not be cumulative in Basic Cost.

(8) The cost of any additional services not provided to the Building at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building.

(9) The cost of any capital improvements or alterations made to the Building after the Lease Commencement Date that reduce other operating expenses or are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of ten per cent (10.0%) per annum or such higher rates as may have been paid


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by Landlord on funds borrowed for the purpose of constructing said capital improvements.

(l0) The initial "Basic Cost" is stipulated to be $ 3.50 per square foot of gross floor area of the Building not including electric and janitorial. In the event that the actual basic cost for any lease year during the term of this Lease exceeds the initial basic cost set out above, Tenant shall pay its proportionate share of the first full year's after first year increases in the basic cost for such year over the initial basic cost. Any increase payable by Tenant under this provision shall be deemed additional rent and paid within thirty (30) days of statement by Landlord. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during the calendar year, an adjustment shall be made in computing the basic cost for such year so that the basic cost shall be computed for such year as though the Building had been ninety per cent (90%) occupied during such year. In the event that specific Tenants are billed directly for certain charges normally covered under operating expenses, Tenant's pro-rata share will be appropriately adjusted. Tenant shall not pay any "Basic Cost" for the year 1996.

4(c)ADDITIONAL RENT FOR REAL ESTATE TAXES

(1) For each full or partial Real Estate Tax Year during the term hereof (including the first year), Tenant shall pay to Landlord as additional rent, in addition to minimum annual rent, Tenant's proportionate share of the real estate taxes (as defined below) for the Building in excess of the real estate taxes for the Building for the real estate tax year in which the Building is first assessed on a fully improved basis and which is the tax year immediately preceeding the Commencement Date (the "Base Year"). Tenant's proportionate share of real estate taxes shall be calculated by multiplying the difference between the real estate taxes for the current real estate tax year and the Base Year by the pro-rata share set forth in Paragraph 4 (b), provided, however, that for any period during which the percentage of leased and occupied rentable area in the Building shall be less than ninety per cent (90%) of the total rentable area of the Building, the Tenant's rent for real estate taxes shall be adjusted in the same manner as the Basic Costs under Paragraph 4.b.(10). Lease Real Estate Base Tax Year July l, 1996 through June 30, 1997.

(2) Landlord shall submit to Tenant a statement of any such real estate tax increases and Tenant's proportionate share thereof and within ten (10) days after delivery of such statement, Tenant shall pay to the Landlord as additional rent its proportionate share of such real estate tax increase. Landlord reserves the right to estimate the amount of such tax increase prior


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to the commencement of any real estate tax year, in which event Tenant shall pay one-twelfth (1/12th) of such amount with each installment of Basic Annual Rent and there shall be a final statement and settlement for such real estate tax year between Landlord and Tenant. Tenant's obligations to pay real estate taxes shall be limited to the term of this Lease including any renewal term(s)), however, Tenant's obligations under this Paragraph 4(c) shall survive the termination of this Lease with regard to the final settlement for the year, in which the Lease terminates. Tenant reserves the right to protest any increase in real estate taxes.

(3) The term "Real Estate Taxes" shall mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now and hereafter assessed, levied or imposed or imposed upon the Building and the land on which the Building is situated (the "Land"); together with any tax in the nature of a real estate tax or any tax on income if imposed in lieu of real estate taxes and assessments; and any taxes and assessments which may hereafter be substituted for real estate taxes. In the event that the method currently used by the Prince George's County or any other governmental taxing authority for the computation of the assessed market value of the Building and/or the land is discontinued or revised, the determination of the amount in real estate taxes under this Paragraph 11 shall thereafter be made according to a formula and procedure which most nearly approximates the method currently in use. In the event that any business tax, rental tax or other taxes which are now or hereafter levied upon (i) Tenant's use or occupancy of the demised premises, (ii) Tenant's leasehold improvements, (iii) Tenant's business at the demised premises, are enacted, changed or altered so that any of such taxes are levied against Landlord, or in the event that the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, any and all such taxes shall be payable in full by Tenant if directly assessed against it or be a part of the increase in real estate taxes if assessed against all tenants and Tenant shall pay to Landlord Tenant's proportionate share of the full amount of all of such taxes as provided in this Paragraph 4.


5.       DEPOSIT

Tenant, concurrently with the execution of this Lease, has deposited with the Landlord a good faith deposit and the first month's rent each in the amount of eight thousand two hundred ninety seven and 67/100 DOLLARS ($8,297.67). Both the first month's rent and the security deposit shall be held by Meyers, Billingsley, Rodbell & Rosenbaum, P.A. (Escrow Agent) without interest. Said rent and security deposit shall be released to Landlord upon issuance of Use & Occupancy permit for this Premises. The security deposit shall be applied to the cost of repairing or replacing any equipment damaged


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or removed from the Premises and towards repair of damage (other than ordinary wear and tear) to the demised Premises or for any other liabilities or indebtedness of Tenant to Landlord. This deposit is not to be used or applied by Tenant as a substitute for rent due any month but may be so applied by Landlord at any time at Landlord's option. The use, application or retention of the security deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the security deposit is used, applied or retained by Landlord for the purpose set forth above, Tenant agrees, within ten (10) days after a written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the security deposit to its original amount; however, nothing contained herein shall require Landlord to make such demand upon Tenant. The balance of the security deposit, if any, will be refunded to Tenant within thirty (30) days after the end of the lease term and after Tenant has vacated said Premises after due notice to Landlord.


6.       TENDER OF POSSESSION

See Item 7, Addendum A


7.       USE OF DEMISED PREMISES

Tenant shall use and occupy the demised Premises solely for the operation of a four year post-secondary educational institution (College) subject to, and in accordance with, all applicable zoning and other governmental regulations. The Tenant will not obstruct or interfere with the rights of other tenants, or in any way injure or annoy them or those having business with them, or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon said Building or any part thereof, or with any statutes, rules or regulations now existing or subsequently enacted or established by the local state or federal governments. The Tenant shall not use or permit the demised Premises, or any part thereof, to be used for any disorderly, unlawful or hazardous purpose, nor for any purpose other than hereinbefore specified, and will not manufacture any commodity therein, without the prior written consent of Landlord. The Tenant agrees that he will keep the demised Premises and the fixtures therein in good order and condition and will, at the expiration or other termination of the term hereof surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the term thereof, ordinary wear and tear, and damage by the elements, fire, and other casualty not due to the negligence of the Tenant, excepted.


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8.       INJURY TO PREMISES

All injury to the demised Premises or the Building of which they are a part, caused by moving the property of Tenant into, in or out of, the said Building and all breakage done by Tenant, or the agents, servants, employees and visitors or Tenant, as well as any damage caused by fire due to the negligence of Tenant, or his agents, servants, employees; and visitors shall be repaired by the Tenant, at the expense of the Tenant. In the event that the Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations and replacements, structural, non-structural or otherwise and any charge or costs so incurred by the Landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.


9.       TENANT'S LIABILITY

The Landlord, its agents and employees shall not be liable for any accident or damage to property of Tenant resulting from the use or operation of elevators, or heating, cooling, electrical or plumbing aparatus. All personal property of the Tenant in the demised Premises or in the Building, shall be at the sole risk of the Tenant. The Tenant covenants to save the Landlord and its agents and employees harmless and indemnified from any loss, cost, expense or liability incurred or claimed by reason of Tenant's neglect or use of the demised Premises. Landlord and its agents and employees shall in no event be liable for damage to property of Tenant resulting from water, steam or other causes. It is further understood and agreed that the Tenant covenants to save the Landlord, its agents and employees harmless and indemnified from all loss, damage, liability or expenses incurred, suffered, or claimed by reason of injury, loss, or damage to any person, or property, upon the demised Premises resulting from the Tenant's negligence or negligent use of (i) the demised Premises, (ii) said Building, (iii) anything therein including water, steam, electricity, or other causes. Tenant as herein used shall refer to Tenant, its agents and invitees.




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10.      LANDLORD'S LIABILITY

Landlord, its agents and employees assume no liability or responsibility whatever with respect to the conduct and operation of the business to be conducted in the demised Premises nor for any loss or damage of whatever kind or by whomsoever caused, to personal property, documents, records, monies or goods of the Tenant or to anyone in or about the Premises by consent of the Tenant, however caused or unless due in whole or in parts of acts of negligence on the part of the Landlord, agents or servants, whether such acts be active or passive and the Tenant agrees to hold the Landlord and its agents and employees harmless against all such claims.


11.      ALTERATION AND ADDITIONS

The Tenant agrees not to make any additions or alterations in or upon the demised Premises without the previous consent in writing of the Landlord; and that such additions must conform to all rules and regulations from time to time established by the Fire Underwriters Association to meet all the requirements of Federal, Local and Municipal Governments. Any alterations, improvements and additions, including permanent or attached (but not portable) equipment or fixtures shall become and be considered a part of the Building (unless special arrangements in writing to the contrary are made). Except Tenant improvement work.

It is distinctly understood that all alterations, installations, changes, replacements, additions to or improvements upon the demised Premises, (whether with or without Landlord's consent) shall at the election of the Landlord, remain upon the demised premises and be surrendered with the demised Premises at the expiration or sooner termination of this Lease without disturbance, molestation or injury. Should the Landlord elect that certain alterations, installations, changes, replacement, additions to or improvements upon the demised Premises be removed except Tenant improvement work and alterations as shown on Exhibit E, upon termination of this Lease or upon termination of any renewal period hereof, the Tenant hereby agrees to cause same to be removed at the Tenant's sole cost and expense and should Tenant fail to remove the same, then and in such event the Landlord shall cause same to be removed at the Tenant's sole risk and expenses and the Tenant hereby agrees to reimburse the Landlord for the cost of such removal together with any and all damages which the Landlord may suffer and sustain by reason of the failure of the Tenant to remove the same.




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12.      LEASEHOLD IMPROVEMENTS AND ALTERATIONS

Tenant agrees to provide Landlord with leasehold improvement plans as specified in Exhibit E attached hereto and made a part hereof. The cost of all leasehold improvements will be borne by Tenant. Within twenty one (21) days of Lease execution, Tenant agrees to furnish to Landlord its final partition and other layout requirements, plans and specifications, including telephone, and electrical outlets, finishes, flooring, special lighting and any additional improvements to be constructed therein. It is agreed that time is of the essence in furnishing said requirements, plans and/or specifications to Landlord. This provision of the Lease constitutes notice to Tenant of the foregoing requirement. No further request or notice from Landlord to Tenant is required. Tenant shall have his own contractor perform all Tenant work in his Premises whom he shall be responsible to pay. Tenant shall provide electric submeters for Landlord to read monthly for his cost of electricity for his Premises and paid within seven (7) days of receipt of invoice for electrical cost.


13.      ASSIGNMENT AND SUBLETTING

Tenant will not sublet nor assign the demised Premises or any part thereof, or transfer possession of occupancy thereof, to any person, partnership, firm or corporation under this Lease, without the prior written consent of Landlord, which shall not be unreasonably withheld, nor shall any subletting or assignment hereof be effected by operation of law or otherwise than by the prior written consent of Landlord. In the event that Tenant requests Landlord's consent to sublet any part of the demised Premises (which request must be made in writing), Landlord shall have the option of amending this Lease as follows:
(i) Paragraph 1 shall be amended to exclude said part of the Premises which is the subject of Tenant's request from the demised Premises as described in Paragraph 1; Paragraph 3(a) and 4(b) shall be amended to effect a proportionate reduction in the minimum annual rent, rent adjustments and other charges payable by Tenant pursuant to these paragraphs, reflecting the reduction in square footage of gross floor and comprising the demised Premises after the amendment and (ii) Exhibit B shall be amended to show the outline on the plan of the demised Premises, as amended. All other terms and conditions of this Lease shall remain applicable to the demised Premises under this Lease as amended, and Tenant shall execute documents to effect this amendment at Landlord's request. Landlord's option to amend this Lease shall be exercisable by submitting written notice thereof to Tenant within thirty (30) days following Landlord's receipt of a written request from Tenant to sublet a part of the demised Premises. In the event that Tenant requests Landlord's consent to assign this Lease or sublet all of the demised Premises (which request must



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be in writing), Landlord shall upon receipt of such written request have the option of terminating this Lease, which option shall be exercisable by submitting written notice thereof to Tenant within thirty (30) days following receipt of such a written request. Landlord's options shall in no way effect or limit Landlord's right to withhold consent to Tenant's request. Consent by Landlord to any assignment, transfer or subletting to any party shall not be construed as a waiver of release of Tenant from the terms of any covenant or obligation under this Lease, nor shall a consent to any subsequent assignment, transfer or subletting to another person, partnership, firm or corporation. Any assignment or subletting consented to by Landlord shall not relieve Tenant of any of its primary responsibility for all obligations under this Lease, and such consent by Landlord shall not be effective unless and until (i) Tenant gives written notice thereof to Landlord, and (ii) such transferee, assignee or sublessee shall deliver to Landlord (a) a written agreement in form and substance satisfactory to Landlord pursuant to which transferee, assignee or sublessee assumes all of the obligations and liabilities of Tenant hereunder, and (b) a certified copy of the assignment agreement or sublease. Any assignment, transfer or subletting without Landlord's written consent shall be void, and shall, at the option of Landlord, constitute a default under the terms of this Lease. If at any time during the term of this Lease any part of all or the shares of Tenant's stock or Tenant's partnership interests shall be transferred by sale, assignment, merger, operation of law or other disposition so as to result in a transfer of more than twenty-five per cent (25%) of the Tenant's stock or partnership interests, such transfer shall be deemed as an assignment and, therefore, prohibited without the express written consent of Landlord. Any such request to assign or sublet shall contain the name, business, and financial statement of the proposed tenant, and Landlord shall have the right to request such further information as it deems necessary. Tenant may assign Lease to any owned or controlled entity.


14.      FIRE LAWS

The Tenant will not do or permit anything to be done in the demised Premises or the Building of which they form a part or bring or keep anything therein which shall in any way increase the rate of fire or other insurance on said Building, or on the property kept therein, or obstruct, or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them, or conflict with them, or conflict with the fire laws or regulations or with any insurance policy upon said Building or any part thereof or with any statutes, rules or regulations enacted or established by the jurisdiction in which the Building is located.





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15.      INSPECTIONS

Tenant further agrees that it will allow the Landlord, its agent or employees to enter the demised Premises at all reasonable times to examine, inspect or protect the same or prevent damage or injury to the same and/or to any other portion of the Building or to make such alterations and repairs as the Landlord may deem necessary, or to exhibit the same to prospective tenants during the last nine (9) months of the term of this Lease.


16.      SIGNS ADVERTISING AND MOVING OF EQUIPMENT

Tenant further agrees that no sign, advertisement display of notice shall be inscribed, painted or affixed on any part of the outside or inside of the demised Premises or Building, except with Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, and then only in such size, color and style as the Landlord shall approve; and complies with Prince George's County codes and regulations. Tenant's signage shall be approved before signing of Lease. The Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy fixtures or equipment; that all damage done to the Building by taking in or removing a safe or any other article of Tenant's office equipment, or due to its being in the Premises, shall be repaired at the expense of the Tenant. No freight, furniture or other bulky matter of any description will be received into the Building or carried in the elevators, except as approved by the Landlord. All moving of furniture, material and equipment shall be under the direct control and supervision of the Landlord, who shall however, not be responsible for any damages to or charges for moving same. Tenant agrees promptly to remove from the public area adjacent to said Building any of Tenant's merchandise there delivered or deposited.


17.      OFFICE MACHINERY AND EQUIPMENT

Tenant is responsible for all electrical usage of electricity for the operation of any and all office equipment. Landlord is responsible for supplying, furnishing and maintaining plumbing system, heating system and air conditioning system but not the cost of electricity. Landlord is also responsible for structural, plate glass, both inside and outside and roof.


18.      LIGHT BULBS AND TUBES

Landlord hereby agrees, during the term of this Lease and any renewal or option period, to replace, as necessary, all light bulbs and tubes for standard



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lighting fixtures in the Building. Tenant hereby agrees that, during the term of the Lease, any renewal or option period, Landlord shall replace, as necessary, when so notified by Tenant, and at Tenant's cost, all light bulbs and tubes for nonstandard lighting fixtures installed in the demised Premises.


19.      MECHANICS LIEN

Tenant shall keep the Premises and Building free from any liens arising out of any work performed, material furnished or obligation incurred by or for the Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein by any law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be payable to Landlord by Tenant with interest at the rate of one and one-half per cent (1.50%) per month from the date of payment and shall be payable to Landlord by Tenant on demand.


20.      RULES AND REGULATIONS

The Tenant covenants that the rules and regulations set forth in Exhibit D attached hereto, and such other further rules and regulations or modifications thereof as the Landlord may make and which the Landlord's judgement are needful for the general well-being, safety, care and cleanliness of the demised Premises and the Building of which they are a part together with their appurtenances, shall be faithfully kept, observed and performed by the Tenant, and by Tenant's agents, servants, employees and guests unless waived in writing by the Landlord.


21.      INSURANCE

Landlord shall insure the Building, of which the demised Premises are a part, against damage by fire, including extended coverage in any amount Landlord in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term hereby demised. During the term Tenant shall insure all of its property in the demised Premises against damage by fire, extended coverage, vandalism and malicious mischief, water damage, and sprinkler leakage, if such policy or policies is available, in an amount selected by Tenant which shall, in any event, be adequate to satisfy any co-insurance requirements of the policies providing such insurance.

Notwithstanding anything to the contrary, under no circumstances shall Landlord have any obligation to repair or replace any of Tenant's equipment, fixtures, furnishings or personal property. In addition, Tenant shall also maintain with respect to the demised Premises, comprehensive public liability insurance, with minimum limits of $1,000,000/$3,000,000 for personal injury, and $500,000 for property damage.

Tenant shall maintain the insurance coverage required herein with a company or companies acceptable to the Landlord. The comprehensive public liability insurance policy shall include the Landlord and its Managing Agent as additional named insured, as well as Tenant, against bodily injury to or death or persons, and against property damage as herein provided. Tenant shall deliver certificate of insurance indicating the above specified coverage to the Landlord upon the commencement of the term of the Lease, and continuing evidence of such coverage annually. Such insurance policy or policies shall be in a form reasonably satisfactory to the Landlord and its Managing Agent, and shall be placed with a company qualified to do business in the jurisdiction in which the demised Premises are located, and shall provide that it (they) cannot be canceled without at least ten (10) days prior written notice to the Landlord.

Neither landlord nor Tenant shall be liable (by way or subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to any property of the Landlord or Tenant, as the case may be, covered by insurance, even though such loss or damage might have been occasioned by the negligence of the Landlord or Tenant, or their respective agents, employees, invitees, etc. This release shall be in effect only so long as the applicable insurance policies shall contain a clause or endorsement to the effect that the aforementioned waiver shall not effect the right of the insured to recover under such policies; each party shall use its best efforts (including payment of additional premium) to have its insurance policies contain the standard waiver of subrogation clause. In the event Landlord's or Tenant's insurance carrier declines to include such carrier's policies as standard waiver of subrogation clause, Landlord or Tenant as the case may be, shall promptly notify the other party, in which event, the other party shall not be required to have its insurance policies contain such waiver of subrogation clause and this subparagraph shall be of no force and effect. Tenant shall insure contents and Tenant improvements in his Premises.


22.      SERVICES

Landlord shall furnish reasonably adequate electrical panels, water and automatically operated elevator service, during Building hours as specified in Addendum A. Landlord shall provide routine maintenance, painting and electrical lighting service for all public areas and special service areas inside and outside of the Building, in the manner and to the extent deemed by Landlord to be standard. The electrical wiring, risers and other equipment in the Building are not represented by Landlord to be adequate for any purpose other than general office use including standard office machines of low electrical consumption and the Landlord does not provide an uninterrupted power source, power filters and conditioners. Tenant agrees that it will not make any use of the electrical equipment of the Building which exceeds the capacity of such equipment. Failure by Landlord, beyond Landlord's control, to any extent to furnish these defined services, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, nor shall such events be construed an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any term, condition, covenant or agreement herein.


23.  PARKING

Landlord agrees to provide for the use of Tenant in common with others, sufficient parking spaces in the parking area for the Building to meet County standards. The Landlord reserves the right to promulgate reasonable rules and regulations relating to the use of such parking area, including such limitations as may in the opinion of the Landlord be necessary and desirable for the use of each parking space. See Addendum A Item #8.


24.  TENANT'S BANKRUPTCY LANDLORD'S REMEDIES

A.   The following shall be events of bankruptcy under the Lease:

(l) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Sec. 101 et seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States ("Insolvency Laws");

(2) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

(3) The filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

(4) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within thirty (30) days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or

(5) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

B. In the event of Tenant's bankruptcy, Landlord at its option may, in addition to all other rights and remedies provided in the Lease, at law or in equity:

(1) Terminate this Lease by giving written notice to Tenant; provided, however, that this section 24 B (1) shall have no effect while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or its trustee is unable to comply with the provisions of section 24 B (4) and (5) below. At all other times this Lease shall automatically cease and terminate and Tenant shall be immediately obligated to quit the Premises upon the giving of notice pursuant to this section 24 B (1). Any other notice to quit, or notice of Landlord's intention to re-enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the rights of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages or loss or reserved rent sustained by Landlord.

(2) Upon termination of this Lease pursuant to section 24 B (l), Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the applicable jurisdiction, or by such other proceedings, including re-entry and possession, as may be applicable.

(3) Without regard to any action by Landlord as authorized by section 24 B (1) and (2) above, Landlord may, at its discretion, exercise all the additional provisions set forth below in section 28.

(4) In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to section 24 B (l) shall be subject to the rights of the trustee in Bankruptcy to assume or assign this Lease. The trustee shall not have the right to assume or assign this Lease unless the trustee: (i) promptly cures all defaults under this Lease; (ii) promptly compensates Landlord for monetary damages incurred as a result of such default; and (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee Tenant.

(5) Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in section 24 B (4) above, shall mean that all of the following minimum criteria must be met: (i) Tenant's gross receipts in the ordinary course of business during the thirty (30) day period immediately preceeding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater than the next payment of rent due under this Lease;
(ii) both the average and median of Tenant's gross receipts in the ordinary course of business during the six (6) month period immediately preceeding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater that the next payment of rent due under this Lease; (iii) Tenant must pay its estimated pro-rata share of the cost of all services provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the Basic Monthly Rent) in advance of the performance or provision of such services; (iv) the trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the Premises; (v) the trustee must agree that the use of the Premises as stated in this Lease will remain unchanged and that no prohibited use shall be permitted; and (vi) the trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.

(6) In the event Tenant is unable to (i) cure its defaults; (ii) reimburse the Landlord for its monetary damages; (iii) pay the rent due under this Lease, and all other payments required of Tenant under this Lease when due; or (iv) meet the criteria and obligations imposed by section 24 B (5) above, Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with section 24 B (1) above.


25.  RESTORATION AFTER FIRE

In case of damage by fire or other casualty to the demised Premises of any part thereof, except by Tenant, the Landlord shall have ninety (90) days within which to repair and restore the same without terminating this Lease. Should the Landlord elect to repair and restore the damaged portion of said Premises, then during the period that Tenant is deprived of the use of the damaged portion of said Premises, Tenant shall be required to pay rental covering only that part of the premises that it is able to occupy; the rent for the remaining space shall be that portion of the total rent which amount of square foot area remaining that can be occupied bears to the total square foot area of all the Premises covered by this Lease. If during the term of this Lease, the Premises shall be so damaged by fire or other casualty as to be untenantable, then unless said damage be repaired within ninety (90) days thereafter as herein specified, either party hereto, upon written notice to the other party given at any time following the expiration of ninety (90) days after said fire or other casualty, may terminate this Lease, in which case the rent and additional rent shall be apportioned and paid to the date to said fire or other casualty. In case the Building, generally, of which the demised Premises are a part is so severely damaged or destroyed by fire or other casualty (although the demised Premises may not be affected) that the Landlord shall decide within a reasonable time not to rebuild or reconstruct said Building, then this Lease and tenancy hereunder shall terminate. No compensation or claim or diminution of rent will be allowed or paid, by Landlord by reason of inconvenience, annoyance or injury to business, arising from the necessity of repairing the demised Premises or any portion of the Building of which they are a part, however, the necessity may occur.


26.      HAZARDOUS MATERIALS

Tenant shall not cause or permit any "Hazardous Materials" (as defined below) to be brought upon, kept or used in or about the Building by Tenant or any subtenant or any of their respective agents, employees, contractors, licensees or invitees. If Tenant breaches the obligations stated in the preceeding sentence, or if the presence of any Hazardous Materials in or about the Building caused or permitted by Tenant results in contamination of the Building, or if contamination of the Building or the Premises by any Hazardous Materials otherwise occurs as a result of the activities of Tenant in, on or about the Premises or the Building, the Tenant shall indemnify, protect, defend and hold Landlord harmless against all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including diminution in value of the Building, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the term as a result of such breach and/or contamination. This indemnification, which is made for adequate separate consideration received on the execution hereof, includes but is not limited to costs incurred in connection with any investigation of site conditions and any clean up, remedial, removal or restoration work required by any governmental or quasi-governmental authority because of any Hazardous Materials being present in the soil or ground water on or under the Premises of the Building. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises of the Building caused or permitted by Tenant results in contamination of the Premises or the Building, Tenant shall promptly take all actions at its sole cost and expense as is necessary to return the Premises or the Building to its condition existing prior to the introduction of such Hazardous Materials; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall not be liable for Hazardous Materials existing within the Premises or the Building that have been brought upon, kept or used by Landlord or other tenants within the Building.

As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any governmental or quasi-governmental authority; such term includes but is not limited to any material or substance which is (a) petroleum; (b) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317); (c) defined as a "hazardous waste" pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 12 U.S.C.
Section 6901 et seq. (12 U.S.C. Section 6903); or (d) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C.
Section 9601).


27.  CONDEMNATION

Tenant agrees that if the said demised Premises, or any part thereof, shall be taken or condemned or sold for public or quasi public use or purpose by or to any competent authority, this Lease shall fully terminate as of the date of any such taking and Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all rights of the Tenant to damages therefor, if any, are hereby assigned by the Tenant to the Landlord. And upon such condemnation or taking the term of this Lease shall cease and terminate from the date of such governmental taking or condemnation, and the Tenant shall have no claim against the Landlord for the value of any unexpired term of this Lease, leasehold improvements of goodwill. If Tenant has any claim, permitted by Maryland Law, not reducing Landlord's claim, Tenant may pursue legal action only if it does not interfere with Landlord's claim.


28.  TENANT'S DEFAULT

A.   Each of the following shall constitute an event of default of this Lease by
Tenant:

(l) Tenant fails to pay any installment or other payment of rent including without limitation Basic Monthly Rent or Additional Rent or any other monetary sum due Landlord pursuant to this Lease within ten (10) business days of the date due with written notice.

(2) Tenant fails to observe or perform any of the other covenants, terms, conditions or provisions of this Lease to be observed or performed by Tenant and Tenant fails to cure such default within thirty (30) days after written notice thereof to Tenant unless such failure is of such character that it cannot be cured within thirty (30) days; provided, however, Tenant commences to cure such default within the thirty (30) day period and diligently proceeds to cure the default;

(3) the interest of the Tenant in this Lease is levied upon under execution or other legal process; and

(4) Tenant abandons the Premises.


B. In the event of any default of this Lease by Tenant, Landlord at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity:

(1) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, rent for the balance of the term; all of Landlord's expenses of reletting (including reasonable repairs, reasonable alterations, reasonable legal fees and a reasonable brokerage commission); or

(2) terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord in its sole and absolute discretion.

For purposes of such reletting, Landlord is authorized to make repairs and alterations to the Premises to the extent reasonably necessary. If Landlord fails or refuses to relet the Premises or if the Premises are relet and a sufficient sum is not realized there from after payment of all of Landlord's expenses of reletting (including but not limited to expenses for reasonable repairs and reasonable alternations, reasonable legal fees and a reasonable brokerage commission) to satisfy the payment when due of rent reserved under this Lease for each such monthly period, Tenant shall pay Landlord such deficiency on the first day of each month during the term. For purposes hereof, Landlord agrees to use its best efforts to re-lease the Premises. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent actions brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to this paragraph B of section 28, to terminate Tenant's right of possession without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's sign and other evidence of tenancy, and take and hold possession thereof provided such action shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rent reserved hereunder for the term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of this Lease or of law to which the Tenant is or may by entitled, may be handled, removed or stored by the Landlord at the sole risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease and this Lease shall serve as a bill of sale without further payment of credit by the Landlord to the Tenant. Tenant hereby grants to Landlord a first lien upon the interest of Tenant in such property to secure the payment of monies due under this Lease, which lien may be enforced in equity. Any default by Tenant of any term or condition hereof other than the payment of sums due hereunder may be restrained or enforced by injunction.

C. Tenant shall pay upon demand, all costs and expenses, including reasonable attorney's fees, incurred by Landlord in enforcing the observance and performance by Tenant of all covenants, conditions and provisions of this Lease to be observed and performed by Tenant, or resulting from Tenant's default under this Lease.

D. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by the Landlord. No payment by Tenant or receipt by Landlord of the lesser amount than the monthly installments of Basic Monthly Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

29.      LANDLORD'S DEFAULT

In the event that Landlord fails to meet its obligations under the terms and conditions hereof, Tenant shall be entitled in addition to all other remedies at law or in equity to reasonable attorney's fees and court costs.


30.      HOLDING OVER

If the Tenant shall, with the knowledge and consent of the Landlord, continue to remain in the Premises after the expiration of the term of this Lease, then and in that event, Tenant shall, by virtue of this agreement become a tenant by the month at one hundred twenty five per cent (125%) of the rental per month as was due for the last month of the agreed term hereof, commencing said monthly tenancy with the first day next after the end of the term above demised; and said Tenant shall give to the Landlord at least thirty (30) days written notice of any intention to quit said Premises, and Tenant shall be entitled to thirty
(30) days written notice to quit said Premises, except in the event of nonpayment of rent in advance or of the breach of any covenant by the said Tenant, in which event the said Tenant shall be considered as holding over after the expiration of the term hereby created. In such event or if the Landlord shall desire to regain possession of said Premises promptly at the expiration of the term aforesaid, Landlord, at its opinion, may forthwith re-enter and take possession of said Premises without process, or by any legal process in force in the jurisdiction in which the Premises is situated.


31.      JURY TRIAL AND REDEMPTION RIGHTS

The parties hereto shall and they hereby agree to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased Premises and/or any claim or injury to or damage. In the event Landlord commences any proceedings for non-payment of rent, minimum rent, percentage rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claim in any separate action or actions brought by the Tenant. Tenant waives any and all statutory and common law rights it may have to redeem the Premises in any action brought by the Landlord.

32.      NO PARTNERSHIP

Nothing contained in this Lease shall be deemed or construed to create a partnership of joint venture of or between Landlord and Tenant, or create any other relationship between the parties hereto other than that of Landlord and Tenant.


33.      SUBORDINATION

This Lease is subject and subordinate to all ground or underlying leases and to any mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the demised Premises form a part, and to all renewals, modifications, consolidations, replacement and extension thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgage or trustee. In conformation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant, said appointment to be a power during the term of this Lease coupled with an interest and irrevocable. Provided, however, that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of the foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by any such deed of trust of the purchaser under any such foreclosure sale; and Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver and such instrument that acknowledges its attornment to the new Landlord.


34.      ESTOPPEL CERTIFICATE

Tenant shall, without charge therefor, at any time and from time to time, within five (5) days after request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate, in recordable form, certifying to Landlord, any mortgage, assignee of a mortgagee, any master lessor, or any purchaser of the Premises or any other persons designated by Landlord, as of the date of such estoppel certificate; (i) that Tenant is in possession of the Premises, has unconditionally accepted the same and is currently paying the rent and additional rent reserved hereunder; (ii) that this Lease is unmodified and in full force and effect (or if there has been a modification, that the same is in full force as modified and setting forth such modifications), (iii) whether or not there are existing set-offs, abatements or defenses against the enforcement of any right or remedy of Landlord, or any duty or obligation of Tenant, hereunder (and, if so, specifying the same in detail); (iv) the dates, if any, to which any rent or other charges have been paid in advance; (v) that Tenant has no knowledge of any incurred defaults on the part of Landlord under this Lease (or if Tenant has knowledge of any such incurred defaults, specifying the same in detail); and (vi) that Tenant has no knowledge of any event having accrued that authorizes the termination of this Lease by Tenant (or if Tenant has knowledge, specifying the same in detail).


35.      BUSINESS PURPOSE

All parties hereby confirm that the Premises are leased exclusively for business, commercial and mercantile purposes. Notwithstanding anything to the contrary, the Premises shall not be used in whole or in part for any residential purpose, and shall not be subject to any rent control act or redemption right relating to residential leases or any other provision of law now or hereafter in effect in the jurisdiction in which the Building is located.


36.      ENTIRE AGREEMENT

This Lease, together with accompanying Addendum A and Exhibits A, C, D and E contains the entire and only agreement between the parties, and no oral statement or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties hereto. The failure of Landlord or Tenant to insist upon strict performance by the other of any of the covenants or conditions of this Lease in any one or more instance shall not be construed as a waiver or relinquishment for the failure of any of such covenant or conditions, but the same shall be and remain in full force and effect. No waiver of any provision of this Lease shall be deemed to have been made unless in writing and signed by the party to be charges therewith. It is agreed that all rights, remedies and liabilities herein give to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, and except as otherwise expressly provided in this Lease, their successors and assigns.


37.      PERMITTED USES EXCLUSIVE

All parties hereby confirm that the demised Premises are leased exclusively for uses a specified herein, and such other ancillary and related uses as Landlord may approve. Notwithstanding any provisions to the contrary, the demised Premises shall not be used in whole or in part for any residential purposes, and shall not be subject to any rent control act or redemption right, relating to residential leases, or any other such provision of law now or hereafter in effect in the jurisdiction in which the demised Premises are located.


38.      INVALIDITY OF TERMS

If any provision of this Lease shall at any time be deemed to be invalid or illegal by any court of competent jurisdiction, this Lease shall not be invalidated thereby; and in such event this Lease shall be read and construed as if such invalid or illegal provision only had not been contained herein, thereby reserving all of the other terms, conditions and provisions of this Lease.


39.      NOUNS

Feminine or neuter pronouns shall be substituted for masculine form, and the plural shall be substituted of the singular number, in any place or places herein which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.


40.      BROKERAGE

Landlord and Tenant each represent that they had no dealings with any real estate broker, finder or other persons, with respect to this Lease in any manner, except Irving L. Kidwell, Broker (hereinafter called "Broker"). Landlord and Tenant agree to indemnify and hold each other harmless against and from any claims for brokerage commissions or other fees and costs, expenses and liabilities in connection therewith, including, without limitations, attorney's fees and expenses, arising out of any dealings had by Tenant with any broker other than "Broker". Landlord shall pay any commissions or fees that are payable to the "Broker" with respect to this Lease, in accordance with the provisions of a separate commission contract.


41.      NOTICES

All notices required or desired to be given hereunder by either party to the other shall be considered given when sent by certified or registered mail, first class prepaid or return receipt requested. Notices to the respective parties shall be addressed as follows:

If to the Landlord:                      If to Tenant:
     Nicowski Limited Partnership             Strayer College, Inc.
     4710 Auth Place, Suite 120               1025 15th Street, N.W.
     Camp Springs, Maryland 20746             Washington, D.C. 20005

Copies To:                               Copies To:
     Meyers, Billingsley, Rodbell             Irving L. Kidwell, Broker
      and Rosenbaum, P.A.                     4716 Pontiac Street, Suite 300
     Atten: William v. Meyers                 College Park, Maryland 20740
     6801 Kenilworth Ave., Suite 400
     Bershire Building
     Riverdale, Maryland 20737

Either party may, by like written notice, designate a new address to which such notices shall be directed.


42.      EFFECTIVE DATE

For all purposes hereof, the "Effective Date" of this Lease shall be the date upon which this Lease shall have been executed and delivered by both Landlord and Tenant. Prior to such "Effective Date", neither this Lease nor anything herein contained shall be legally binding on either Landlord or Tenant, and the submission of this Lease by Landlord to Tenant prior to such "Effective Date" for examination or consideration by Tenant or discussion between Landlord and Tenant shall not constitute a reservation of or option for the demised Premises or create any legal obligation or liability whatsoever on Landlord.


43.      APPLICABLE LAW AND BINDING NATURE

This Lease shall be construed under the laws of Maryland. This Lease shall be binding upon the heirs, personal representatives, successors, grantees and assigns of the respective parties hereto.


44.      QUIET ENJOYMENT

Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless to the terms and conditions of this Lease, any mortgage and/or deed of trust to which this Lease is subordinate.

IN WITNESS WHEREOF the parties hereto have executed this Lease.


WITNESS:                                     LANDLORD:

                                             Nicowski Limited Partnership


/s/  EARLINE T. KELLEY                       By:  /s/  MARGARET NICOWSKI
---------------------------                      ------------------------
                                             Date:  7/26/96
                                                   ------------------



WITNESS:                                     TENANT:

                                             Strayer College, Inc.




/s/  A. KAREY                                By:  /s/  HARRY T. WILKINS
---------------------------                      ---------------------------

                     ADDENDUM "A" TO OFFICE BUILDING LEASE


THIS ADDENDUM TO OFFICE BUILDING LEASE made this 26th day of July 1996, by and between Nicowski Limited Partnership, a Maryland Partnership hereinafter referred to as "Landlord", and Strayer College, Inc., a Maryland Corporation hereinafter referred to as "Tenant"


                                   WITNESSETH

THIS ADDENDUM TO OFFICE BUILDING LEASE is to be attached to and made a part of that certain Office Building Lease of even date herewith by and between Landlord and Tenant, leasing and demising approximately 9686 square feet of gross floor area known as Suite 200 , 4710 Auth Place Camp Springs Prince George's County Maryland 20746, said lease being hereinafter referred to as the "Lease". The Lease is hereby modified to incorporate the following provisions:

1. Renewal Options.

Tenant shall have the option to renew this Lease for a term of one (1) year upon the same terms and conditions as are provided herein, except that the rental during the first said renewal term shall be increased during each year of said renewal term to account for increases in accordance with Section 4 of this Lease. Tenant shall have the further option to renew this Lease for an additional term of two (2) one (l) year options upon the same terms and conditions as are provided herein, except that the rental during said second renewal term shall be increased during each year of said renewal term to account for increases in accordance with Paragraph 4. Each of said options shall be exercised by Tenant giving written notices as provided herein to Landlord, at least six (6) months before the expiration of either of the foregoing options provided that, at the time of the exercise of said option, Tenant shall not be in default hereunder, beyond any applicable cure period.

2. Real Estate Tax Increases.

Base Year:        July 1, 1996 through June 30, 1997

3. Additional Improvements.

Landlord shall install Fire Sprinkler System on second floor and provide sprinkler heads in accordance with Tenant's plan layout and the county fire code; and any electrical work needed for said sprinkler system.

Landlord shall provide four (4) lighting poles with sufficient heads to illuminate rear lot #1 parking area. Lot #1 in rear shall have all damaged blacktop removed to a depth of five (5) inches and properly packed, tamped and rolled. The damaged area contains approximately four thousand (4,000) square feet. A spec Seal Coat shall be applied to the entire one acre lot and striped for parking at a ratio of sixty per cent (60%) compact cars and forty per cent (40%) regular cars.

4. Building Hours.

Monday through Friday      8:00 am  - 5:00 pm
                           5:00 pm  - 10:00 pm

            Saturday       8:00 am - 6:00 pm

5. Signage. See Lease

6. Right of Refusal.
Tenant shall have the right of first refusal on any contiguous space, including third (3rd) floor at the rent per square foot then due under existing lease.

7. Contingencies/Holding Period.

Tenant's obligations under this Lease are contingent upon Tenant obtaining all state and county approvals required for Tenant's operation of an educational institution, including the issuance of a Certificate of Use and Occupancy for the Premises and the approval of any zoning of special exception necessary for Tenant to operate its intended use on the Premises and utilize all parking spaces contemplated by this Lease (collectively referred to as the "Approvals"). Tenant shall be responsible for obtaining all such approvals. In the event the approvals have not been obtained within one year following the date of full execution of this Lease or it is determined sooner that approvals will not be received, then either Landlord or Tenant may, upon written notice to the other, terminate this Lease, and in such event the parties shall have no further obligations to one another hereunder (except for "Holding Period Payments" incurred to the date of said termination as described below) and any security deposit posted by Tenant shall be returned to Tenant.

Notwithstanding anything to the contrary contained in Section 2 of the Lease, the parties agree that the Commencement Date (whereby full rental payments shall be due) shall be the date on which all the Tenant improvements have been completed and all approvals have been obtained, including but not limited to the Certificate of Use and Occupancy for the Premises. The parties further agree that the term of the Lease shall expire four years from the date of the Commencement Date. The parties agree to sign the Agreement attached hereto as Exhibit C to reflect the exact date of the Commencement
Date.

In consideration of Landlord's agreement to delay the Commencement Date until after all approvals have been obtained and Tenant work completed, Tenant hereby agrees to pay to Landlord the sum of four thousand thirty five and 83/100 DOLLARS ($4,035.83) per month (the "Holding Period Payment") commencing one hundred twenty (120) days after full execution of this Lease and ending upon the Commencement Date, as modified herein (the "Holding period"). This payment shall be due on the first day each month, and should the period for this payment begin or end on any date other than the first of the month, the payment for said month shall be prorated on a daily basis. The Landlord shall tender possession of the Premises to Tenant when Building permit is obtained, and the Tenant shall be entitled to occupy and use the Premises during the entire time period of the Hold Period for Tenant improvement work and for the use as contemplated by this Lease. Once these contingencies have beef satisfied and the Commencement Date begins, Section 3 shall fully control rent payments.

8. Parking Spaces.

Add at end of Paragraph 23: Landlord agrees that Tenant shall have the use, in common with other tenants, of twenty seven (2 parking spaces adjacent to building of which Premises is a par twenty four (24) hour per day, six (6) days per week. In addition, Tenant shall have the right to use in common with other tenants on hundred fifty four (154) parking spaces adjacent to the Building of which the Premises is a part after 5:00 pm Monday through Friday and all day Saturday. Tenant shall have the exclusive right to use one hundred (100) parking spaces on a one (1) acre lot in rear of Building identified on site plan attached hereto, which is incorporated herein by references as additional parking lot #1.

Except as modified above, or otherwise mutually agreed to in writing, all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the dates hereinafter set forth.

WITNESS:                                           LANDLORD:

                                                   Nicowski Limited Partnership


/s/ EARLINE T. KELLEY                              By: /s/ MARGARET NICOWSKI
---------------------------                            ------------------------

                                                   Date: 7/26/96


WITNESS:                                           TENANT:

                                                   Strayer College, Inc.



/s/ A. KAREY                                       By: /s/ HARRY T. WILKINS
--------------------------                            -----------------------
                                                   Date: 7/24/96

/s/ A. KAREY                                       /s/ JANENE EIGHNEY-CABATER
--------------------------                         --------------------------
                                                            Secretary

                                                   Date: 7/24/96

                           EXHIBIT A - RENT SCHEDULE




Rent Payment Schedule for Term of Office Building Lease made this 26th day of July 1996 , by and between Nicowski Limited Partnership, a Maryland Partnership hereinafter referred to as "Landlord" and Strayer College, Inc., a Maryland Corporation hereinafter referred to as "Tenant".



                             W I T N E S S E T H :

THIS EXHIBIT "A" OFFICE BUILDING LEASE for Rent Schedule for Term of Lease is to be attached to and made a part of that certain Office Building Lease of even date herewith by and between Landlord and Tenant leasing Suite 200 , 4710 Auth Place Camp Springs, Maryland 20746. This rent schedule shall follow after Paragraph 3(a) of basic Lease commencing with 3rd year of Lease.


                                               MINIMUM                  MONTHLY               BASIC
      TERM                   YEAR            ANNUAL RENT             INSTALLMENTS             RATE

11/01/96-10/31/97              l             99,572.04                8,297.67                10.28
11/01/97-10/31/98              2            102,559.20                8,546.20                10.58
11/01/98-10/31/99              3            105,636.00                8,803.00                10.90
11/01/99-10/31/2000            4            108,805.08                9,067.09                11.23

                                                   LANDLORD:

                                                   Nicowski Limited Partnership


/s/ EARLINE T. KELLY                               By: /s/ MARGARET NICOWSKI
----------------------------                          -----------------------
          Witness                                  Date: 7/26/96

                                                   TENANT:

                                                   Strayer College, Inc.


/s/ A. KAREY                                       By: /s/ HARRY T. WILKINS
---------------------------                           -----------------------
         Witness                                   Date: 7/24/96